Film costs	12 Months Ended
Mar. 31, 2020
Other Industries [Abstract]
Film costs
4.	Film costs
Film costs are comprised of the following:

	Yen in millions
	March 31
	2019	2020
Motion picture productions:
Released	87,158	99,482
Completed and not released	3,189	18,776
In production and development	130,736	67,199
Television productions:
Released	144,316	186,344
In production and development	9,147	25,093
Broadcasting rights	70,401	61,959
Less: current portion included in inventories	(35,942)	(31,517)

Film costs	409,005	427,336

Sony estimates that approximately 92% of the unamortized film costs of released motion picture and television productions at March 31, 2020 will be amortized within the next three years. Approximately 217 billion yen of completed film costs are expected to be amortized during the next twelve months. Approximately 163 billion yen of accrued participation liabilities included in accounts payable, other and accrued expenses are expected to be paid during the next twelve months.